SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 14, 2003


                             EXTEN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                      0-16354                  52-1412493
 (State or other                (Commission             (I.R.S. Employer
  jurisdiction                  File Number)            Identification No.)
of incorporation)

             55 Access Road, Suite 700
                    Warwick, RI                           02886
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:     (401) 384-1000





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated April 14, 2003 announcing revenue results for the fiscal year ended November 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On April 14, 2003, Exten Industries, Inc. issued a press release announcing its revenue results for the fiscal year ended November 30, 2002.

 A copy of this press release is attached as Exhibit 99.1.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EXTEN INDUSTRIES, INC.


Date: April 14, 2003                        By:/s/ W. GERALD NEWMIN
                                               --------------------------
                                                   W. Gerald Newmin,
                                                   Chief Executive Officer




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